earnings presentation • Third Quarter 2025 Exhibit 99.2

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2024, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

3Q 2025 results 140th Consecutive Quarter of Profitability 4 • EOP assets decreased $79.7 million compared to the linked quarter to $18.6 billion • EOP loans decreased $71.6 million compared to the linked quarter to $11.7 billion • Average deposits increased $157.2 million compared to the linked quarter to $14.5 billion • EOP investment securities increased $34.6 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $73.5 million; $73.6 million as adjusted1 • Noninterest expense – $134.3 million; $133.3 million as adjusted1 • Efficiency ratio – 57.4%. Adjusted1 efficiency ratio – 57.0% • Effective tax rate of 20.7%. Adjusted1 effective tax rate of 20.8% • Net interest income – $160.5 million • Net interest margin of 3.99% on a GAAP basis; 4.02% on a fully tax equivalent basis1 • Net income – $71.9 million or $0.75 per diluted share. Adjusted1 net income – $72.6 million or $0.76 per diluted share • Return on average assets – 1.54%. Adjusted 1 return on average assets – 1.55% • Return on average shareholders’ equity – 11.08%. Adjusted1 return on average shareholders’ equity – 11.19% • Return on average tangible common equity – 19.11%. Adjusted1 return on average tangible common equity – 19.29% • Provision expense – $9.1 million • Net charge-offs – $5.2 million. NCOs / Avg. Loans – 0.18% annualized • Classified Assets / Total Assets – 1.18% • NPA / Total Assets – 0.41% • ACL / Total Loans – 1.38% • Total capital ratio – 15.32% • Tier 1 common equity ratio – 12.91% • Tangible common equity ratio – 8.87%. Adjusted1 tangible common equity ratio – 10.15% • Tangible book value per share – $16.19 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

3Q 2025 highlights • Strong quarterly earnings driven by robust net interest margin and record noninterest income • Adjusted1 earnings per share – $0.76 • Adjusted1 return on assets – 1.55% • Adjusted1 pre-tax, pre-provision return on assets – 2.15% • Adjusted1 return on average tangible common equity – 19.3% • Slight decline in loan balances during the quarter • EOP loan balances decreased $71.6 million compared to the linked quarter • Quarterly decrease driven by lower production in our specialty businesses, along with a greater percentage of construction originations, which fund over time • Average loan balances increased 0.4% on an annualized basis compared to linked quarter • Total average deposit balances increased $157.2 million, or 4.3% on an annualized basis • Growth in interest bearing deposits, money markets, retail CDs, and brokered deposits offset by declines in noninterest bearing, savings, and public funds • $165.8 million increase in brokered deposits • Average noninterest bearing deposits were 21% of average total deposits • Net interest margin (FTE) of 4.02% decreased 3 bps from linked quarter • 1 bp increase in cost of funds • 2 bp decrease in asset yields • Record noninterest income of $73.5 million; $73.6 million as adjusted1 • Leasing business income remains strong at $21.0 million • Foreign exchange income increased 21.1% to $16.7 million • Other noninterest income increased $2.8 million due to higher syndication fees and higher income on other investments 5 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

3Q 2025 highlights • Adjusted1 noninterest expense of $133.3 million; 4.5% increase from second quarter • Third quarter adjustments1 include $0.8 million of efficiency and acquisition related costs • Increase driven by incentive compensation tied to record fee income • Efficiency ratio of 57.4%; 57.0% as adjusted1 • Stable credit quality • Total ACL of $179.5 million; provision expense of $9.1 million o Loans and leases - ACL of $161.9 million; 1.38% of total loans; 4 bp increase compared to prior quarter o Unfunded Commitments - ACL of $17.6 million • $5.2 million in net charge-offs; 0.18% of loans on an annualized basis; 3 bp decline from linked quarter • Nonperforming assets remained steady at 0.41% of total assets • Capital ratios remain strong • Total capital ratio of 15.32%; 34 bp increase from linked quarter • Tier 1 common equity of 12.91%; 34 bp increase from linked quarter • Tangible book value of $16.19; increased $0.79, or 5.1% from linked quarter • Tangible common equity increased 47 bps to 8.87%; 10.15%1 excluding ($223.0) million of AOCI 6 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income[1]

The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance.

	3Q 2025			2Q 2025		
	As Reported	Adjusted [1]		As Reported	Adjusted [1]	
Net interest income	$ 160,486	$ 160,486		$ 158,269	$ 158,269	
Provision for credit losses-loans and leases	$ 8,612	$ 8,612		$ 9,084	$ 9,084	
Provision for credit losses-unfunded commitments	$ 453	$ 453		$ 718	$ 718	
Noninterest income	$ 73,525	$ 73,525		$ 68,063	$ 68,063	
less: gains (losses) on security transactions	-	(42)	A	-	242	A
Total noninterest income	$ 73,525	$ 73,567		$ 68,063	$ 67,821	
Noninterest expense	$ 134,269	$ 134,269		$ 128,671	$ 128,671	
less: tax credit investment writedown	-	112	A	-	111	A
less: efficiency-related costs	-	228	A	-	1,016	A
less: other	-	599	A	-	(56)	A
Total noninterest expense	$ 134,269	$ 133,330		$ 128,671	$ 127,600	
Income before income taxes	$ 90,677	$ 91,658		$ 87,859	$ 88,688	
Income tax expense	$ 18,754	$ 18,754		$ 17,863	$ 17,863	
plus: after-tax impact of tax credit investment @ 21%	-	89		-	88	
plus: tax effect of adjustments (A) @ 21% statutory rate	-	206		-	174	
Total income tax expense	$ 18,754	$ 19,049		$ 17,863	$ 18,125	
Net income	$ 71,923	$ 72,609		$ 69,996	$ 70,563	
Net earnings per share - diluted	$ 0.75	$ 0.76		$ 0.73	$ 0.74	
Pre-tax, pre-provision return on average assets	2.13%	2.15%		2.13%	2.14%	

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliations.

All dollars shown in thousands, except per share amounts

FIRST
first financial bancorp
7
EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

profitability 8 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 1 $0.75$0.73 $0.54 $0.68 $0.55 $0.76 $0.74 $0.63 $0.71 $0.67 3Q252Q251Q254Q243Q24 Diluted EPS Adjusted EPS 1 1.54%1.52% 1.13% 1.41% 1.17% 1.55%1.54% 1.33% 1.47%1.42% 3Q252Q251Q254Q243Q24 ROA Adjusted ROA 1 19.11%19.61% 15.16% 19.08% 16.29% 19.29%19.76% 17.80% 19.90%19.77% 3Q252Q251Q254Q243Q24 ROATCE Adjusted ROATCE 1 $100.7$98.5 $83.7$93.2$89.7 2.15%2.14% 1.85% 2.03%2.00% 3Q252Q251Q254Q243Q24 Pre-tax, pre-provision earnings Pre-tax, pre-provision ROA 1 Adjusted1 Pre-tax, Pre-Provision Earnings 1 net interest income & margin 9 3Q25 NIM (FTE) Progression Net Interest Income All dollars shown in millions $154.9$153.8 $145.6$149.2$151.0 $5.1$4.0 $3.1 $4.7$3.8 $160.5$158.3 $149.3 $154.4$155.6 3Q252Q251Q254Q243Q24 Basic NII Loan Fees 3.89%3.95% 3.80%3.82% 3.98% 0.13%0.10% 0.08%0.12% 0.10% 4.02%4.05% 3.88%3.94% 4.08% 3Q252Q251Q254Q243Q24 Basic Margin (FTE) Loan Fees Net Interest Margin (FTE) 2Q25 4.05% Asset yields/mix -0.02% Funding costs/mix -0.01% 3Q25 4.02%

average balance sheet 10 Average Securities All dollars shown in millions 1 Includes loans fees and loan accretion Average Deposits Average Loans $3,552$3,479$3,412$3,373$3,274 4.31% 4.44% 4.35% 4.28%4.24% 3Q252Q251Q254Q243Q24 Investment Securities Investment Securities Yield $11,806$11,793$11,725$11,688$11,534 6.88% 6.85%6.82% 7.04% 7.41% 3Q252Q251Q254Q243Q24 Loans Loan Yield $14,512$14,355$14,241$14,340 $13,797 2.13%2.11% 2.24% 2.36% 2.49% 3Q252Q251Q254Q243Q24 Deposits Cost of Deposits

11 Borrowing Capacity • Interest-bearing deposits with other banks of $565 million • Investment securities portfolio: • 98.0% of investment portfolio classified as available-for-sale • $727.6 million of expected cash flow from securities portfolio in next 12 months • $343.1 million of floating rate securities with minimal losses • Portfolio duration of 4.3 years at September 30, 2025 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity All dollars shown in thousands FHLB borrowing availability 1,131,632$ Fed Discount Window availability 862,800 Brokered CDs/Deposit placement services 2,323,756 Fed funds 985,000 Total as of September 30, 2025 5,303,189$

loan portfolio 12 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): ($71.6) million ICRE $3,583 31% Commercial & Small Business Banking $3,490 30% Oak Street $733 6% Summit $959 8% Agile $254 2% Consumer $1,090 9% Mortgage $1,606 14% Total $11.7 billion -$37.7 -$29.9 -$46.5 $28.2 -$2.2 $24.9 -$8.4 ICRE Commercial & Small Business Banking Oak Street Summit Agile Consumer Mortgage

loan concentrations 13 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Agile Premium Finance NAICS Sector 9/30/25 % of Total Loans Finance and Insurance $1,134.4 9.7% Manufacturing 539.6 4.6% Construction 379.1 3.2% Real Estate and Rental and Leasing 346.0 3.0% Professional, Scientific, and Technical Services 289.6 2.5% Health Care and Social Assistance 282.0 2.4% Accommodation and Food Services 254.3 2.2% Retail Trade 235.3 2.0% Wholesale Trade 213.1 1.8% Agriculture, Forestry, Fishing and Hunting 163.7 1.4% Transportation and Warehousing 142.8 1.2% Administrative and Support and Waste Managemen 141.2 1.2% Other Services (except Public Administration) 118.4 1.0% Arts, Entertainment, and Recreation 77.0 0.7% Information 63.9 0.5% Public Administration 59.3 0.5% Utilities 33.0 0.3% Educational Services 28.2 0.2% Management of Companies and Enterprises 26.4 0.2% Mining, Quarrying, and Oil and Gas Extraction 13.9 0.1% Other 4.8 0.0% Grand Total $4,546.1 38.8% Property Type 9/30/25 % of Total Loans Residential Multi Family 5+ $1,342.2 11.5% Retail Property 809.6 6.9% Industrial 415.8 3.5% Office 366.7 3.1% Hospital/Nursing Home 256.6 2.2% Hotel 135.6 1.2% Land 107.5 0.9% Residential 1-4 Family 87.8 0.7% Other Real Estate 48.5 0.4% Self Storage 11.7 0.1% Agriculture 0.4 0.0% Other 0.0 0.0% Grand Total $3,582.5 30.6%

deposits 14 Deposit Product Mix (Avg) 3Q25 Average Deposit Progression All dollars shown in millions Total growth/(decline): $157.2 million Noninterest- bearing $3,002 21% Interest-bearing demand $1,786 12% Savings $994 7% Money Market $3,337 23% Retail CDs $1,968 13% Brokered Deposits $1,416 10% Public Funds $2,009 14% Total $14.5 billion -$11.9 $38.3 -$9.9 $106.4 $10.3 $165.8 -$141.8 Noninterest-bearing Interest-bearing demand Savings Money Market Retail CDs Brokered Deposits Public Funds

average deposit trends 15 All dollars shown in millions Business Public Funds Personal Uninsured Deposits $6,684$6,696$6,665$6,520$6,330 3Q252Q251Q254Q243Q24 $4,307$4,163$4,190$4,207$3,974 3Q252Q251Q254Q243Q24 $2,009$2,151$2,066$2,129$1,937 3Q252Q251Q254Q243Q24 Uninsured deposits (per call report instructions) 6,073$ Less: Public funds 1,766 Less: Intercompany deposits 556 Adjusted uninsured deposits 3,751 Borrowing capacity 5,303 Borrowing capacity in excess of adjusted uninsured deposits $ 1,552 Borrowing capacity as a % of adjusted uninsured deposits 141.4% Adjusted uninsured deposits to total deposits 26.0%

noninterest income 16 Noninterest Income 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 3Q25 Highlights • Adjusted1 noninterest income 31% of net revenue • Foreign exchange income of $16.7 million; increased $2.9 million, or 21.1% from linked quarter • Mortgage banking income of $6.8 million; increased $0.1 million , or 2.2% from linked quarter • Leasing business income of $21.0 million; increased $0.2 million, or 1.0% from the linked quarter • Other income of $8.4 million; increased $2.8 million, or 50.1% from the linked quarter All dollars shown in millions Service Charges $7.8 11% Wealth Mgmt $7.4 10% Bankcard $3.6 5% Client derivative fees $1.9 2% Foreign exchange $16.7 23% Leasing business $21.0 29% Mortgage banking $6.8 9% Other $8.4 11% Total $73.5 million $73.6 million as adjusted 1 noninterest expense 17 Noninterest Expense 3Q25 Highlights 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in millions • Adjusted1 noninterest expense increased $5.7 million, or 4.5% from linked quarter • Efficiency ratio of 57.4%; 57.0% as adjusted1 • Increase driven by incentive compensation tied to fee income • $0.9 million of adjustments1 include: • $0.1 million of tax credit investment writedowns • $0.8 million of other costs not expected to recur such as efficiency and acquisition related costs Full-time Equivalent Employees Salaries and benefits $80.6 60% Occupancy and equipment $9.6 7% Data processing $9.6 7% Professional services $2.3 2% Intangible amortization $2.4 2% Leasing business expense $13.9 10% Other $15.9 12% $134.3 million 1,986 2,033 2,021 2,064 2,084 3Q252Q251Q254Q243Q24 Full-time equivalent employees 62.5% 66.0% 63.9% 56.9% 57.4%58.2% 58.4% 60.2% 56.4% 57.0% 3Q24 4Q24 1Q25 2Q25 3Q25 Efficiency Ratio Adjusted Efficiency Ratio1 Efficiency Ratio

allowance for credit losses 18 3Q25 Highlights All dollars shown in millions • $179.5 million combined ACL; $9.1 million combined provision expense • $161.9 million ACL – loans and leases; 1.38% of loan balances • Utilized Moody’s September baseline forecast in quantitative model • $17.6 million ACL – unfunded commitments ACL / Total Loans $158.8 $156.8 $155.5 $158.5 $161.9 $17.1 $16.9 $16.4 $17.1 $17.6 $176.0 $173.7 $171.9 $175.7 $179.5 1.37% 1.33% 1.33% 1.34% 1.38% 3Q24 4Q24 1Q25 2Q25 3Q25 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans asset quality 19 Classified Assets / Total Assets . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions Nonperforming Assets / Total Assets Net Charge Offs & Provision Expense1 $218.8$214.3$213.4$224.1 $206.2 1.18%1.15%1.16%1.21% 1.14% 3Q252Q251Q254Q243Q24 Classified Assets Classified Assets / Total Assets $76.1$77.1 $59.8 $66.0$65.5 0.41%0.41% 0.32%0.36%0.36% 3Q252Q251Q254Q243Q24 NPAs NPAs / Total Assets $7.3 $11.7 $10.5 $6.0 $5.2 $10.6 $9.4 $8.7 $9.8 $9.1 0.18% 0.21% 0.36% 0.40% 0.25% 3Q24 4Q24 1Q25 2Q25 3Q25 NCOs Provision Expense NCOs / Average Loans

capital 20 Tangible Common Equity Ratio 9/30 Risk Weighted Assets = $14,164,934 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Common Equity Ratio Tier 1 Capital Ratio Total Capital Ratio 12.91%12.57%12.29%12.16%12.04% 7.00% 3Q252Q251Q254Q243Q24 Tier 1 Common Equity Ratio Basel III minimum 13.23%12.89%12.61%12.48%12.37% 8.50% 3Q252Q251Q254Q243Q24 Tier 1 Capital Ratio Basel III minimum 15.32%14.98%14.90%14.64%14.58% 10.50% 3Q252Q251Q254Q243Q24 Total Capital Ratio Basel III minimum 7.98% 7.73% 8.16% 8.40% 8.87%9.34% 9.39% 9.62% 9.81% 10.15% 3Q24 4Q24 1Q25 2Q25 3Q25 TCE ratio Adjusted TCE ratio 1 capital strategy 21 Strategy & DeploymentTangible Book Value Per Share • 4.0% annualized dividend yield as of September 30th • 33% of 3Q25 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend of $0.25 • No shares repurchased in 3Q25; no plans to repurchase shares in near- term • Increase in TBV per share from linked quarter of 5% driven by strong earnings • 14% increase since 3Q24 1 Excludes impact from AOCI $14.26 $14.15 $14.80 $15.40 $16.19 $16.69 $17.18 $17.45 $17.98 $18.52 3Q24 4Q24 1Q25 2Q25 3Q25 Tangible Book Value per Share TBV per share-adjusted 1 outlook commentary1 • Loan balances expected to increase mid single digits on an annualized basis, excluding Westfield • Core deposit balances expected to increase, with a seasonal increase in public funds expected • $2.0 billion of earning assets expected in Westfield acquisition 22 • Total noninterest expense expected to be $142 - 144 million • Incentive expense will fluctuate with fee income • Includes $8 million expected from Westfield acquisition Noninterest Expense Net Interest Margin Balance Sheet Credit • Credit costs expected to be stable • Stable ACL coverage as a percentage of loans expected Noninterest Income • Total expected fee income of $77 - 79 million • Includes $18 - 20 million foreign exchange • Includes $21 - 23 million leasing business income • Includes $1 million expected from Westfield acquisition 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 3.92% - 3.97%; assumes 25 bp October and December rate cuts • Includes 2 bp expected impact from Westfield acquisition Capital • Common dividend unchanged at $0.25

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 23 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 24 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, 2025 2025 2025 2024 2024 Net interest income 160,486$ 158,269$ 149,296$ 154,399$ 155,560$ Tax equivalent adjustment 1,248 1,246 1,213 1,274 1,362 Net interest income - tax equivalent 161,734$ 159,515$ 150,509$ 155,673$ 156,922$ Average earning assets 15,968,153$ 15,814,576$ 15,752,132$ 15,714,676$ 15,292,378$ Net interest margin1 3.99% 4.01% 3.84% 3.91% 4.05 % Net interest margin (fully tax equivalent)1 4.02% 4.05% 3.88% 3.94% 4.08 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended, Sep. 30, 2025	June 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024
Net income (a)	$ 71,923	$ 69,996	$ 51,293	$ 64,885	$ 52,451
Average total shareholders' equity	2,575,203	2,515,747	2,457,785	2,441,045	2,371,125
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,658)	(1,007,654)
Other intangibles	(74,448)	(76,076)	(78,220)	(80,486)	(82,619)
Average tangible equity (b)	1,493,099	1,432,015	1,371,909	1,352,901	1,280,852
Total shareholders' equity	2,631,855	2,558,155	2,501,235	2,438,041	2,450,438
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)
Other intangibles	(73,797)	(75,458)	(77,002)	(79,291)	(81,547)
Ending tangible equity (c)	1,550,402	1,475,041	1,416,577	1,351,094	1,361,235
Less:					
AOCI	(223,000)	(246,384)	(253,888)	(289,799)	(232,262)
Ending tangible equity less AOCI (d)	1,773,402	1,721,425	1,670,465	1,640,893	1,593,497
Total assets	18,554,506	18,634,255	18,455,067	18,570,261	18,146,332
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)
Other intangibles	(73,797)	(75,458)	(77,002)	(79,291)	(81,547)
Ending tangible assets (e)	17,473,053	17,551,141	17,370,409	17,483,314	17,057,129
Risk-weighted assets (f)	14,164,934	14,129,683	14,027,274	14,059,215	13,800,728
Total average assets	18,566,188	18,419,437	18,368,604	18,273,419	17,854,191
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,658)	(1,007,654)
Other intangibles	(74,448)	(76,076)	(78,220)	(80,486)	(82,619)
Average tangible assets (g)	$ 17,484,084	$ 17,335,705	$ 17,282,728	$ 17,185,275	$ 16,763,918
Ending shares outstanding (h)	95,757,250	95,760,617	95,730,353	95,494,840	95,486,317
Ratios					
Return on average tangible shareholders' equity (a)/(b)	19.11%	19.61%	15.16%	19.08%	16.29%
Ending tangible equity as a percent of:					
Ending tangible assets (c)/(e)	8.87%	8.40%	8.16%	7.73%	7.98%
Risk-weighted assets (c)/(f)	10.95%	10.44%	10.10%	9.61%	9.86%
Ending tangible equity excluding AOCI as a percent of:					
Ending tangible assets (d)/(e)	10.15%	9.81%	9.62%	9.39%	9.34%
Average tangible equity as a percent of average tangible assets (b)/(g)	8.54%	8.26%	7.94%	7.87%	7.64%
Tangible book value per share (c)/(h)	$ 16.19	$ 15.40	$ 14.80	$ 14.15	$ 14.26

All dollars shown in thousands

FIRST
first financial bancorp
25
EQUAL OPPORTUNITY LENDER
EQUAL HOUSING LENDER
FDIC

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP measures

(Dollars in thousands, except per share data)	3Q25 As Reported	3Q25 Adjusted	2Q25 As Reported	2Q25 Adjusted	1Q25 As Reported	1Q25 Adjusted	4Q24 As Reported	4Q24 Adjusted
Net interest income (f)	$ 160,486	$ 160,486	$ 158,269	$ 158,269	$ 149,296	$ 149,296	$ 154,399	$ 154,399
Provision for credit losses-loans and leases (j)	8,612	8,612	9,084	9,084	9,141	9,141	9,705	9,705
Provision for credit losses-unfunded commitments (j)	453	453	718	718	(441)	(441)	(273)	(273)
Noninterest income	73,525	73,525	68,063	68,063	51,083	51,083	69,854	69,854
less: gains (losses) on security transactions		(42)		242		(9,948)		143
Total noninterest income (g)	73,525	73,567	68,063	67,821	51,083	61,031	69,854	69,711
Noninterest expense	134,269	134,269	128,671	128,671	128,076	128,076	147,907	147,907
less: tax credit investment writedown		112		111		112		14,303
less: state intangible tax		-		-		-		(983)
less: efficiency-related costs		228		1,016		451		4,727
less: Other		599		(56)		894		(1,066)
Total noninterest expense (e)	134,269	133,330	128,671	127,600	128,076	126,619	147,907	130,926
Income before income taxes (i)	90,677	91,658	87,859	88,688	63,603	75,008	66,914	83,752
Income tax expense	18,754	18,754	17,863	17,863	12,310	12,310	2,029	2,029
plus: tax effect of adjustments		89		88		88		10,522
plus: after-tax impact of tax credit investments @ 21%		206		174		2,395		3,536
Total income tax expense (h)	18,754	19,049	17,863	18,125	12,310	14,793	2,029	16,087
Net income (a)	$ 71,923	$ 72,609	$ 69,996	$ 70,563	$ 51,293	$ 60,215	$ 64,885	$ 67,665
Average diluted shares (b)	95,754	95,754	95,742	95,742	95,524	95,524	95,488	95,488
Average assets (c)	18,566,188	18,566,188	18,419,437	18,419,437	18,368,604	18,368,604	18,273,419	18,273,419
Average shareholders' equity	2,575,203	2,575,203	2,515,747	2,515,747	2,457,785	2,457,785	2,441,045	2,441,045
Less:								
Goodwill and other intangibles	(1,082,104)	(1,082,104)	(1,083,732)	(1,083,732)	(1,085,876)	(1,085,876)	(1,088,144)	(1,088,144)
Average tangible equity (d)	1,493,099	1,493,099	1,432,015	1,432,015	1,371,909	1,371,909	1,352,901	1,352,901
Ratios								
Net earnings per share - diluted (a)/(b)	$ 0.75	$ 0.76	$ 0.73	$ 0.74	$ 0.54	$ 0.63	$ 0.68	$ 0.71
Return on average assets - (a)/(c)	1.54%	1.55%	1.52%	1.54%	1.13%	1.33%	1.41%	1.47%
Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c)	2.13%	2.15%	2.13%	2.14%	1.60%	1.85%	1.66%	2.03%
Return on average tangible shareholders' equity - (a)/(d)	19.11%	19.29%	19.61%	19.76%	15.16%	17.80%	19.08%	19.90%
Efficiency ratio - (e)/((f)+(g))	57.4%	57.0%	56.9%	56.4%	63.9%	60.2%	66.0%	58.4%
Effective tax rate - (h)/(i)	20.7%	20.8%	20.3%	20.4%	19.4%	19.7%	3.0%	19.2%

first financial bancorp

All dollars shown in thousands

26

EQUAL OPPORTUNITY LENDER
EQUAL HOUSING LENDER
FDIC

27 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202